American Century Investments®
Quarterly Portfolio Holdings
American Century® Focused Dynamic Growth ETF (FDG)
May 31, 2020

American Century Focused Dynamic Growth ETF - Schedule of Investments
MAY 31, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.8%
Aerospace and Defense — 2.0%
Lockheed Martin Corp.	948	368,241
Automobiles — 4.6%
Tesla, Inc.(1)	985	822,475
Beverages — 7.3%
Boston Beer Co., Inc. (The), Class A(1)	1,426	805,305
Constellation Brands, Inc., Class A	2,963	511,710
		1,317,015
Biotechnology — 10.0%
Alnylam Pharmaceuticals, Inc.(1)	2,999	405,675
Argenx SE, ADR(1)	1,186	260,090
Biogen, Inc.(1)	864	265,326
Blueprint Medicines Corp.(1)	4,237	275,998
Ionis Pharmaceuticals, Inc.(1)	2,769	155,645
Regeneron Pharmaceuticals, Inc.(1)	477	292,310
Vertex Pharmaceuticals, Inc.(1)	500	143,980
		1,799,024
Capital Markets — 3.1%
Intercontinental Exchange, Inc.	5,799	563,953
Diversified Consumer Services — 2.7%
Chegg, Inc.(1)	8,040	491,083
Electronic Equipment, Instruments and Components — 3.6%
Cognex Corp.	11,517	653,475
Energy Equipment and Services — 0.8%
Cactus, Inc., Class A	7,269	138,693
Entertainment — 2.3%
Netflix, Inc.(1)	977	410,076
Health Care Equipment and Supplies — 5.3%
Intuitive Surgical, Inc.(1)	1,242	720,397
Silk Road Medical, Inc.(1)	6,042	231,228
		951,625
Hotels, Restaurants and Leisure — 3.2%
Chipotle Mexican Grill, Inc.(1)	578	580,260
Interactive Media and Services — 9.8%
Alphabet, Inc., Class C(1)	715	1,021,678
Facebook, Inc., Class A(1)	3,296	741,896
		1,763,574
Internet and Direct Marketing Retail — 6.9%
Amazon.com, Inc.(1)	509	1,243,166
IT Services — 14.7%
MasterCard, Inc., Class A	2,303	692,950
Okta, Inc.(1)	2,466	482,300
Square, Inc., Class A(1)	7,675	622,289
Visa, Inc., Class A	4,355	850,270
		2,647,809
Machinery — 2.7%
Westinghouse Air Brake Technologies Corp.	8,027	490,209
Professional Services — 2.3%
Verisk Analytics, Inc.	2,458	424,447

Software — 15.2%
Adobe, Inc.(1)	502	194,073
DocuSign, Inc.(1)	5,027	702,473
RingCentral, Inc., Class A(1)	1,782	488,714
salesforce.com, Inc.(1)	3,672	641,829
Slack Technologies, Inc., Class A(1)	20,179	707,274
		2,734,363
Specialty Retail — 1.1%
Ross Stores, Inc.	2,130	206,525
Textiles, Apparel and Luxury Goods — 2.2%
NIKE, Inc., Class B	4,040	398,263
TOTAL COMMON STOCKS (Cost $15,236,016)		18,004,276
TEMPORARY CASH INVESTMENTS — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $35,108)	35,108	35,108
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $15,271,124)		18,039,384
OTHER ASSETS AND LIABILITIES†		(196)
TOTAL NET ASSETS — 100.0%		$18,039,188

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS
1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.